Manor
Investment Funds

1st Quarter Report
March 31, 2023
(Unaudited)

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900 800-787-3334
www.manorfunds.com

Managed by:
Smithbridge Asset Management, Inc.

Manor Investment Funds
15 Chester Commons
Malvern, PA 19355

March 31, 2023

Dear Fellow Shareholders:

The financial markets rebounded during the quarter, extending the upward trend that began late last year in both the stock and bond markets. The move higher reflected investor belief that the Fed was approaching the end of the cycle of interest rate hikes, and might even consider a pivot to a rate cut.

Newton's Three Laws of Motion

Back in the 17th century Isaac Newton published his three laws of motion to explain the interaction of physical objects and systems. Newton's laws dealt with clearly measurable factors such as force, mass, speed, and acceleration and laid the foundation for classical mechanics and physics. We do not have such clear measurables in the financial markets, but Newton's laws might yield some insight into our financial markets anyway.

Newton's first law generally states that: an object in motion will remain in motion unless subjected to some external force. The economy continued to expand in the first quarter of 2023, extending the upward trend from the second half of last year. Final gross domestic product (GDP) numbers are available only after a substantial lag, but the GDPNow forecast prepared by the Atlanta Fed estimates that GDP grew by 2.5% in the first quarter. Job creation was positive each month, with a significant portion of the gains originating in the private sector. While there have been a number of high-profile layoff announcements, the layoffs have been in high-growth industries that rapidly increased employment as the economy rebounded, and those workers who lost jobs quickly found new ones. New home construction also rose during the quarter despite headwinds from rising interest rates, lingering supply chain issues, and labor shortages. Inflation, measured by both consumer and producer prices continued to recede, but remain at elevated levels.

The financial markets moved higher, also building on the gains posted late last year. Growth stocks led the way as investors piled back into the high-growth names that had been market leaders in the past (on both the upside and downside). The S&P 500 index rose 7.5% during the quarter, the Dow Jones Industrial Average rose 0.93%, and the NASDAQ index (with a heavy weighting in tech names) was up 17.05%. The disparity in those returns underscores a concerning divergence in the stock market. The top ten largest stocks by market capitalization in the S&P 500 accounted for 87% of the S&P index return. Stated another way, growth stocks, led by those top growth names, gained over 14.4% while value names barely broke even, advancing only 0.9%. The bond market also posted positive returns for the second consecutive quarter, helped by more normalized yield levels and positive yield trends. The 2-year yield declined from 4.82% at year-end to 4.03%, while the 10-year yield declined from 3.92% to 3.47% over the same time period. The move narrowed the inverted yield curve from -0.90% to -0.56%, still signaling the possibility of a recession later this year.

Newton's second law generally states that: force equals mass times acceleration. The forces impacting the financial markets right now are the ongoing fiscal stimulus from the massive spending bills passed by Congress last year vs. Fed interest rate hikes and liquidity drawdowns. Each possess substantial mass in terms of their influences on the economy and financial markets. It becomes a question of which one will ultimately generate the most force. Certainly, the Biden administration has shown no signs of slowing the pace of fiscal stimulus, but new spending initiatives may be slowed by debt constraints and a shift in the balance of power in Congress after the mid-term elections. The Fed, after waiting much too long to combat rising inflation, aggressively accelerated the pace of interest rate hikes, raising the fed funds target rate at the fastest pace in 40 years to slow the economy and reduce inflation. The Fed may back off, but it remains to be seen which of these factors will exert the most force on the economy and financial markets.

The Manor Fund

The Manor Fund returned 1.53%, net of all fees and expenses, during the quarter ending March 31, 2023, underperforming both the S&P 500 index return of 7.49% and comparable mutual funds, as measured by the average of Large-Cap Blend mutual funds tracked by Morningstar, return of 5.99%. The Fund outperformed both the S&P 500 index, and the average of Large-Cap Blend mutual funds tracked by Morningstar during the trailing year with a return of –3.65% for the Fund compared to returns of –7.73% for the S&P 500 and –7.40% for comparable mutual funds. The Fund underperformed the S&P 500 index, but outperformed comparable mutual funds during the trailing 3-year period with an annualized return of 18.41% for the Fund compared to an annualized return of 18.61% for the S&P 500 index, and 17.33% for the average of Large-Cap Blend mutual funds tracked by Morningstar. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing 5-year and 10-year periods with returns of 6.51% and 8.41% for the Fund compared to 11.19% and 12.22% for the S&P 500 index and 9.66% and 10.95% for the Morningstar average.

During the 1st Quarter of 2023, the Fund was helped by strong performance from Applied Materials, Inc., Microsoft Corporation, Microchip Technology, Inc., Skyworks Solutions, Inc., and Booking Holdings, Inc. The shares of Applied Materials, one of the top performers last quarter, rose steadily through much of the quarter. The company reported revenue and earnings above expectations, reaffirmed revenue and earnings guidance for the coming quarter, and indicated that its backlog grew for the 9th consecutive quarter. The shares of Microsoft, one of the weak performers last quarter, rose through much of the quarter. The company reported earnings that beat expectations and revenue generally in line with expectations, including strong revenue growth in its Azure cloud business segment. Microsoft experienced growth in line with expectations in its Productivity and Business Processes segment, but a revenue decline in its Personal Computing segment. The shares of Microchip Technology rose through much of the quarter, extending a rebound stretching back to last year. The company reported earnings above expectations and strong revenue growth. The company also announced an increase in the quarterly dividend, up 9% from the previous quarter and 41% higher than the quarterly dividend one year ago. The shares of Skyworks Solutions rose early in the quarter. The company reported earnings that missed expectations, a year-over-year revenue decline, and lowered revenue and earnings guidance for the coming quarter. The shares rose 9% on the day of the earnings announcement despite the seemingly poor operating performance. The shares of Booking Holdings rose steadily throughout the quarter, extending a rebound that began last year. The company reported revenue and earnings that beat expectations, driven by strong revenue growth. The travel company reported strong growth in travel booking and room nights. Management also indicated that booking trends continued to grow in the early part of the current quarter.

Notable laggards during the 1st Quarter of 2023 include Devon Energy Corp., Northrop Grumman Corporation, PNC Financial Services, Elevance Health, Inc., and MetLife, Inc. The shares of Devon Energy declined after the company announced quarterly results. The company reported earnings that were below expectations and little revenue growth. Devon increased its fixed dividend rate 11%, combined with a special quarterly dividend representing 50% of excess free cash flow. The shares of Northrup Grumman fell sharply early in the quarter. The company later reported revenue and earnings that beat expectations and raised revenue guidance for the fiscal year. The shares moved higher after the report, but not nearly enough to offset the earlier

(Continued on page 10)

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance.

MANOR INVESTMENT FUNDS - MANOR FUND

Schedule of Investments - March 31, 2023

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS –95.1%		
Consumer Discretionary – 12.2%		
Booking Holdings*	91	241,369
D. R. Horton, Inc.	4,695	458,655
Lowes Companies	1,238	247,563
		947,587
Consumer Staples – 5.4%		
Kroger Company	3,309	163,366
PepsiCo, Inc.	1,421	259,048
		422,414
Energy – 9.7%		
Devon Energy	7,411	375,071
Valero Energy	2,721	379,851
		754,922
Financial – 9.5%		
Chubb Corp.	827	160,587
J P Morgan	1,814	236,382
Metlife, Inc.	2,465	142,822
PNC Financial	1,535	195,099
		734,890
Health Care – 13.1%		
AbbVie, Inc.	1,945	309,975
AmerisourceBergen	1,375	220,151
CVS Health Corp.	1,352	100,467
Elevance Health	839	385,781
		1,016,374
Industrial – 7.2%		
Cummins, Inc.	1,209	288,806
Northrop Grumman	576	265,951
		554,757
Information Technology – 25.4%		
Applied Materials	3,885	477,195
Enphase Energy	1,104	232,149
Fidelity National	1,369	74,378
Microchip Tech	4,553	381,450
Microsoft Corp.	1,438	414,575
NetApp, Inc.	2,054	131,148
Skyworks Solutions	2,225	262,505
		1,973,400
Materials – 5.5%		
Avery Dennison	2,396	428,716
		428,716
Communication Services – 2.3%		
Charter Comms. *	491	175,586
		175,586
Utility – 1.1%		
AES Corporation	3,674	88,470
		88,470
Real Estate Investment Trust – 3.7%		
Equinix, Inc.	399	287,695
		287,695
TOTAL COMMON STOCKS (Cost $ 3,716,801)		7,384,811
SHORT-TERM INVESTMENTS – 4.9.%		
1st Amer. Gov. Fund	376,549	376,549
TOTAL SHORT-TERM INVESTMENTS (Cost $ 376,549)		376,549
TOTAL INVESTMENTS – 100.0% (Cost $ 4,093,350)		7,761,360
Other Assets less Liabilities – Less than 0.1%		686
NET ASSETS 100.0%		$ 7,762,046

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - MANOR FUND
Fund and Performance Information - March 31, 2023
(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and the Lipper Large-Cap Core Index



40%
30%
20%
10%
0%
-10%
-20%
-30%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Manor Fund
Lipper LC Core
S&P 500 Index

Quarter and Annualized Total Return for Periods Ending March 31, 2023

	Manor Fund	S&P 500 Index	Lipper LC Core Funds
1st Quarter	**1.53 %**	7.49 %	5.99 %
1-Year	**-3.65 %**	-7.73 %	-7.40 %
3-Year Annualized	**18.41 %**	18.61 %	17.33 %
5-Year Annualized	**6.51 %**	11.19 %	9.66 %
10-Year Annualized	**8.41 %**	12.22 %	10.95 %
Annualized since inception 9/26/95	**6.44 %**	9.36 %	7.53 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 1.25% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Applied Materials	6.1 %
D.R. Horton Co.	5.9 %
Avery Dennison	5.5 %
Microsoft Corp.	5.3 %
Elevance Health	5.0 %

Top Industry Sectors

Industry	% of Net Assets
Info Technology	25.4 %
Health Care	13.1 %
Consumer Disc.	12.2 %
Energy	9.7 %
Financials	9.5 %

MANOR INVESTMENT FUNDS - GROWTH FUND
Schedule of Investments - March 31, 2023
(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS – 98.0%		
Consumer Discretionary – 9.9%		
Amazon.com Inc.*	5,420	559,832
Dollar Tree, Inc.*	2,360	338,778
LKQ Corp.*	6,255	355,034
		1,253,644
Energy – 6.5%		
EOG Resources	3,357	384,813
Occidental Petrol	7,103	443,440
		828,253
Financial – 2.5%		
Chubb	1,663	322,921
		322,921
Health Care – 24.4%		
AbbVie, Inc.	2,460	392,050
Bristol-Myers	4,802	332,827
CVS Health Corp.	5,009	372,219
Eli Lilly & Co.	1,394	478,728
Regeneron Pharma*	541	444,523
Thermo Fisher	930	536,024
UnitedHealth	1,170	552,930
		3,109,301
Industrial – 7.9%		
Landstar System	2,188	392,221
United Rentals, Inc.*	1,543	610,658
		1,002,879
Information Technology – 35.4%		
Akamai Tech., Inc.*	3,613	282,898
Apple, Inc.	9,697	1,599,035
Enphase Energy	1,794	377,242
Fidelity National	3,004	163,207
MasterCard Inc.	1,010	367,044
Microsoft Corp.	2,356	679,235
ON Semiconductor*	7,181	591,140
Qualcomm, Inc.	3,413	435,431
		4,495,232
Material – 3.4%		
Sherwin Williams	1,935	434,930
		434,930
Communication Services – 8.0%		
Alphabet Inc. Cl A*	3,580	372,320
Alphabet Inc. Cl C*	3,580	371,353
Charter Comm.*	775	277,148
		1,020,821
TOTAL COMMON STOCKS (Cost $5,758,079)		12,467,981
SHORT-TERM INVESTMENTS – 2.0%		
1st Amer. Gov. Fund	256,169	256,169
TOTAL SHORT-TERM INVESTMENTS (Cost $ 256,169)		256,169
TOTAL INVESTMENTS – 100.0% (Cost$ 6,014,248)		12,724,150
Other Assets less Liabilities – Less than 0.1%		2,984
NET ASSETS – 100.0%		12,727,134

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - GROWTH FUND

Fund and Performance Information - March 31, 2023

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and Lipper Large-Cap Growth Index



45%
35%
25%
15%
5%
-5%
-15%
-25%
-35%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Growth Fund
S&P 500 Index
Lipper LC Growth

Quarter and Annualized Total Return for Periods Ending March 31, 2023

	Growth Fund	S&P 500 Index	Lipper LC Growth Funds
1st Quarter	**5.72 %**	7.49 %	12.23 %
1-Year	**-8.30 %**	-7.73 %	-12.67 %
3-Year Annualized	**19.65 %**	18.61 %	14.92 %
5-Year Annualized	**11.23 %**	11.19 %	11.12 %
10-Year Annualized	**12.27 %**	12.22 %	12.92 %
Annualized since inception 6/30/99	**6.73 %**	6.71 %	5.25 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.99% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Apple, Inc.	12.6 %
Microsoft Corp.	5.3 %
United Rentals, Inc.	4.8 %
ON Semiconductor	4.6 %
Amazon.Com	4.4 %

Top Industry Sectors

Industry	% of Net Assets
Information Tech.	35.4 %
Health Care	24.4 %
Consumer Disc.	9.9 %
Communication	8.0 %
Industrials	7.9 %

MANOR INVESTMENT FUNDS - BOND FUND
Schedule of Investments - March 31, 2023
(Unaudited)

Portfolio of Investments

Description	Face Amount	Value
U.S. GOVERNMENT BONDS – 93.1%		
U.S. Treasury 1.250 % Due 07-31-23	100,000	98,844
U.S. Treasury 2.500 % Due 08-15-23	225,000	223,049
U.S. Treasury 0.500 % Due 02-28-26	400,000	363,548
U.S. Treasury 1.500 % Due 08-15-26	150,000	139,224
U.S. Treasury 2.875 % Due 05-15-28	100,000	96,461
U.S Treasury 1.750 % Due 11-15-29	325,000	291,840
U.S Treasury 0.625 % Due 05-15-30	175,000	143,260
TOTAL U.S. GOVERNMENT BONDS (Cost $ 1,455,189)		1,356,226
SHORT-TERM INVESTMENTS – 5.4%		
1st American Treasury Obligation Fund	78,125	78,125
TOTAL SHORT-TERM INVESTMENTS (Cost $ 78,125)		78,125
TOTAL INVESTMENTS – 98.5% (Cost $ 1,533,314)		1,434,351
Other Assets less Liabilities – Net 1.5%		22,363
NET ASSETS - 100.0%		$ 1,456,714

SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS - BOND FUND

Fund and Performance Information - March 31, 2023

(Unaudited)

Fund Performance



Investment Performance
vs. the Barclay's Int. Treasury Index
and the Lipper Gov't Index
10%
5%
0%
-5%
-10%
-15%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Bond Fund
Lipper US Gov't
Barclay's Int. Treasury

Quarter and Annualized Total Return for Periods Ending March 31, 2023

	Bond Fund	Lipper US Gov't Fund Index	Barclays Intermediate Treasury Index
1st Quarter	**1.75 %**	2.69 %	2.27%
1-Year	**-2.28 %**	-4.50 %	-1.53 %
3-Year Annualized	**-3.32 %**	-3.41 %	-2.33 %
5-Year Annualized	**0.36 %**	0.44 %	1.06 %
10-Year Annualized	**-2.28 %**	-4.50 %	-1.53 %
Annualized since inception 6/30/99	**1.47 %**	3.33 %	3.26 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.95% for the Fund.

Top Five Holdings

Security	% of Net Assets
US Treasury 0.500% Due 02-28-26	25.0 %
US Treasury 1.750% Due 11-15-29	20.0 %
US Treasury 2.500% Due 08-15-23	15.3 %
US Treasury 0.625% Due 05-15-30	9.8 %
US Treasury 1.500% Due 08-15-26	9.6 %

(Continued from page 3)
decline. The shares of PNC Financial Services fell late in the quarter when several high-profile banks encountered financial difficulties due to over-investment in long term fixed income portfolios that were adversely impacted by the sharp rise in interest rates over the past year. While the PNC portfolio also included long-term bonds, it did not experience depositor flight that sparked the liquidity crisis among those other banks. The shares of Elevance Health traded lower early in the quarter, but improved somewhat after the company reported operating results. Elevance reported earnings better than expected and double-digit revenue growth. The shares traded lower during the second half of the quarter as investors shifted away from defensive names and into higher risk stocks as the market rallied. The shares of MetLife followed a similar trading pattern as PNC Financial, trading well early in the quarter and then falling sharply when financial stocks declined. MetLife reported revenue and earnings that missed expectations early in the quarter, but the stock maintained its value. The underperformance occurred later in the quarter when the financial sector stocks declined in the wake of the collapse of Silicon Valley Bank.

During the quarter we used a portion of our accumulated cash position to purchase Enphase Energy, a technology company that designs and manufactures microinverter systems that facilitate renewable energy generation, storage, and distribution.

The Growth Fund

The Manor Growth Fund generated a return of 5.72%, net of all fees and expenses, during the quarter ended March 31, 2023, underperforming the S&P 500 index return of 7.49% and comparable mutual funds, as measured by the average of Large-Cap Growth mutual funds tracked by Morningstar, return of 12.23%. The Fund underperformed the S&P 500 index but outperformed the average of Large-Cap Growth mutual funds tracked by Morningstar, over the trailing year with a return of –8.30% for the Fund, compared to –7.73% for the S&P 500 index, and –12.67% for the Morningstar average. The Fund outperformed both the S&P 500 index and comparable mutual funds during the trailing 3-year and 5-year periods with returns of 19.65% and 11.23%, for the Fund, compared to 18.61% and 11.19% for the index, and 14.92% 11.12% for the average Large-Cap Growth mutual fund tracked by Morningstar. The Fund returned 6.73% since inception, outperforming both the S&P 500 index return of 6.71%, and the average Large-Cap Growth fund tracked by Morningstar return of 5.25%.

During the 1st Quarter of 2023, the Fund was helped by strong performance from Apple, Inc., ON Semiconductor Co., Microsoft Corp., Alphabet, Inc., and Amazon.com, Inc. The shares of Apple rose steadily from the lows set early in the first trading week of the quarter. The rebound continued despite poor operating results. Apple reported revenue and earnings that missed expectations, as iPhone, Macs, and wearables results all missed expectations. The stock continued to rise despite the poor reported performance, approaching highs set in the middle of last year. The shares of ON Semiconductor rose sharply early in the quarter, following a similar pattern as shares of Apple. The company reported revenue and earnings that beat expectations, but guided revenue and earnings lower for the coming quarter. The stock rose on the news and held those gains through year-end. The shares of Microsoft, one of the weak performers last quarter, rose through much of the quarter. The company reported earnings better than expectations and revenue generally in line with expectations, including strong revenue growth in its Azure cloud business segment. Microsoft experienced growth in line with expectations in its Productivity and Business Processes segment, but a revenue decline in its Personal Computing segment. The shares of Alphabet, parent company of Google, rose early in the quarter, hitting a high when the company reported earnings. The company reported revenue in line with expectations, but missed earnings estimates. Alphabet experienced a decline in Google and YouTube ad revenue, contributing to the poor results. The shares traded lower after the earnings announcement, but then moved higher through year-end, approaching the highs set earlier in the quarter. The shares of Amazon also traded higher early in the quarter. The company reported revenue that beat expectations with strong growth in Amazon Web Services. The stock traded lower on the news, but then rebounded later in the quarter.

Notable laggards during the 1st Quarter of 2023 include CVS Health Corp., United Health Group, Inc., Chubb Ltd., EOG Resources, Inc., and Fidelity National Information Services, Inc. Several of the weak performers during this quarter were in the health care and energy sectors. Those defensive sectors outperformed during the decline last year and their weakness this quarter reflects a shift in the market back to higher risk names. The shares of CVS declined steadily throughout the quarter. The company reported revenue and earnings that exceeded expectations

and reaffirmed earnings guidance for the fiscal year. CVS also announced the acquisition of Oak Street Health in an all-cash transaction. The shares of United Health Group also declined steadily throughout the quarter. The company reported earnings that beat expectations, double digit revenue growth, and reaffirmed revenue and earnings growth for the fiscal year. The shares of Chubb, one of the top performers last quarter, were also weak through much of the quarter, with a significant portion of the decline occurring as the entire banking sector declined after the collapse of Silicon Valley Bank. The shares of EOG Resources, another of the top performers last quarter, declined early in the quarter. EOG reported double-digit revenue growth, but earnings missed expectations. The company also announced a special dividend, returning excess free-cash flow to shareholders. The stock rebounded later in the quarter, but not enough to offset the earlier decline. The shares of Fidelity National Information Systems fell sharply after the company reported quarterly results. The company reported revenue in line with expectations and earnings that beat expectations, but lowered revenue and earnings guidance for the next quarter and fiscal year. Fidelity National also announced a plan to separate into two companies through a spinoff of its merchant solutions business.

During the quarter we used a portion of our accumulated cash position to purchase Enphase Energy, a technology company that designs and manufactures microinverter systems that facilitate renewable energy generation, storage, and distribution.

The Bond Fund

The Manor Bond Fund generated a return of 1.75%, net of all fees and expenses, during the quarter ending March 31, 2023, underperforming the Bloomberg Barclay Intermediate US Treasury index return of return of 2.27%, and the average U.S. Treasury fund tracked by Morningstar return of 2.69% The Fund declined by 2.28% during the year ended March 31, 2023, underperforming the Bloomberg Barclay Intermediate US Treasury index return of –1.53% but outperforming the average of US Treasury mutual funds as tracked by Morningstar return of –4.50%. The Fund underperformed the Bloomberg Barclay Intermediate Treasury index, but outperformed the average US Treasury mutual fund as tracked by Morningstar during the trailing 3-year and 10-year periods with a loss of 3.32% and 2.28% for the Fund, compared to a loss of 2.33% and 1.53 for the Barclay index, and a loss of 3.41% and 4.50% for the average US Treasury fund tracked by Morningstar. The Fund underperformed the average US Treasury fund tracked by Morningstar and the Barclay index during the trailing 5-year period with a gain of 0.36% for the Fund, compared to a gain of 1.06% for the Bloomberg Barclay Intermediate Treasury index, and a gain of 0.44% for the average US Treasury fund tracked by Morningstar. Performance reflects the relatively conservative position of the Fund's investment portfolio of US Treasury securities. Debt securities typically decline in value when interest rates rise.

Newton's Third Law

Newton's third law generally states that: every action creates an equal and opposite reaction. For years we have been told that deficit spending can stimulate the economy without any adverse effects because of our substantial borrowing capacity. The recent advent of Modern Monetary Theory took that concept to the extreme, claiming that we could borrow and spend unlimited amounts of money. At the same time, the Fed maintained that they had unlimited capacity to purchase US Treasury debt by expanding their balance sheet. The harsh reality is that the spending and borrowing at the federal level and at the Fed hurt the value of the dollar and placed our financial system at risk, as illustrated by the recent solvency issues at a number of banks. Quick action contained the damage, but these policies cannot continue or we could face far more severe financial disruptions in the future.

I heard a comment recently that more money is lost avoiding the next bear market than being invested before the decline. The best alternative, as successful investors have demonstrated for years, is to structure an investment allocation that suits your time horizon and risk tolerance, and implement it with investments that have the ability to withstand the inevitable declines. For us that means investing in well-managed companies with the potential to grow, a sound financial structure to support that growth, and strong free-cash flow. Our goal is to build portfolios that can withstand the bouts of uncertainty, while remaining positioned to participate in the rebounds that inevitably occur. I think that Newton would agree.

Sincerely,
Daniel A. Morris

Risks:
Mutual fund investing involves risk, including possible loss of principal amount invested. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operation can involve additional risks.

Manor Investment Funds

Fund Office:
15 Chester County Commons
Malvern, PA 19355

610-722-0900 800-787-3334
www.manorfunds.com

Funds distributed by:
Foreside Funds Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.